                                                                   EXHIBIT 10.57


                             Amendment No. 2 to the
                             Tractor Supply Company
                         Restated 401(k) Retirement Plan

Pursuant to the provisions of Article 14 of the Plan, this Plan is hereby amended as follows:

I.       Effective January 1, 1999:

         1. By deleting Section 8.5 (a) (2) in Article 8. VESTING, FORFEITURES, AND BREAK IN SERVICE.

         2.       By substituting the following for Section 8.5 (a) (1) in
                  Article 8. VESTING, FORFEITURES, AND BREAK IN SERVICE:

                  "8.5     Application of Forfeitures.

                           (a) Funds held in the Deposit Account which are attributable to a former Participant's non-vested interest in all Contributions shall be applied as follows:

                                    (1)      To restore a Participant's Account
                                             in accordance with the provisions
                                             of Section 8.6;

                                    (2)      To reduce future Employer
                                             Contributions."

II.      Effective January 1, 2000:

         1. By adding the following to Section 2.1 (a) in Article 2. ELIGIBILITY AND PARTICIPATION:

                  "(2)     Notwithstanding the Service requirement in Section
                           2.1 (a) (1), and Employee in the Eligible Class who has completed at least five months of service and attained Age 21 on or before July 1, 2000 shall become a Participant on July 1, 2000."

         2.       By substituting the following for Section 3.2 in Article 3.
                  CONTRIBUTIONS:

                  "3.2 Matching Contributions. The Employer will make a matching Contribution each month for each Participant in accordance with the following formula:

                           (a) 100% of the elective Contributions made under Section 3.1 above, up to 3% of the participant's Compensation; and

                           (b)      50% of the Elective Contributions made under
                                    Section 3.1 above, from 3% to 6% of the
                                    participant's Compensation.

                  In no event shall the total Matching Contribution made on behalf of a Participant exceed 4.5% of such Participant's Compensation in any Plan Year."
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         3.       By deleting Sections 5.1 through 5.9 in their entireties in
                  Article 5. NON-DISCRIMINATION TESTING and substituting, in lieu thereof, the following:

                  "5.1 Requirements. In order that Contributions made under the Plan do not discriminate in favor of Highly Compensated Employees, the actual deferral percentage ("ADP") test in Code Section 401(k) (3) and the actual contribution percentage ("ACP") test in Code
                           Section 401(m) shall be satisfied each year by the Employer's matching contributions under Section 3.2 above that satisfy the ADP test safe harbor and the ACP test safe harbor under Code Sections 401(k) (12) and 401(m) (11), respectively."

         4. By deleting Section 5.10 in its entirety in Article 5. NONDISCRIMINATION TESTING and renumbering it as Section 5.2 to provide as follows:

                  "5.2 Additional Requirements. All contributions used to satisfy the ADP test safe harbor and the ACP test safe harbor that are allocated to a Participant's Account under the terms of the Plan as of any date within the Plan Year shall be actually paid to the Plan's trust by the Employer within the time prescribed by law, including extension of time for filing its federal tax return for the applicable year but in no event later than 12 months after the close of the Plan Year to which such Contributions relate."

         5. By deleting Section 6.5(c) in its entirety in Article 6 TOP HEAVY PROVISIONS and substituting, in lieu thereof, the following:

                  "Except as authorized by Regulation 1.416-1, no matching contribution shall be used in determining whether a non-key Employee has received the required minimum allocation."

         6. By substituting the following for Section 8.1 in Article 8. VESTING FORFEITURES, AND BREAK IN SERVICE:

                  "8.1 Vesting Schedule. A Participant shall have a vested interest of 100% in that portion of his Participant's Account equal to the value of Elective Contributions, Qualified Non-Elective Contributions, Voluntary Individual Retirement Amounts, Special Employer Contributions, Employee Contributions, Matching Contributions made for Plan Years beginning on and after January 1, 2000 and Rollover Amounts standing to his credit in such account. Upon death, Disability or attainment of his Normal Retirement Age or Early Retirement Date, a Participant shall also have a vested interest of 100% in that portion of his Participant's Account equal to the value of any Basic Contributions, Optional Employer Contributions, Matching Contributions made for Plan Years beginning prior to January 1, 2000, Employer Stock Amounts and any Minimum Contributions standing to his credit in such account. In all other cases, a Participant's vested interest in that portion of his Participant's Account attributable to Basic Contributions, Matching Contributions made for Plan Years beginning prior to January 1, 2000, Optional Employer Contributions, Employer Stock Amounts and Minimum Contributions shall be based on his Years of Service in accordance with the following schedules, except as required under Article 6:
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                           (a)      For Plan Years prior to January 1, 1997:

                            Completed Years                      Percentage of
                              of Service                        Vested Interest
                            ---------------                     ---------------
                              Less than 3                             None
                                   3                                   20%
                                   4                                   40%
                                   5                                   60%
                                   6                                   80%
                               7 or more                              100%

                           (b) For Plan Years beginning on or after January 1, 1997:

                            Completed Years                      Percentage of
                              of Service                        Vested Interest
                            ---------------                     ---------------
                              Less than 2                             None
                                   2                                   20%
                                   3                                   40%
                                   4                                   60%
                                   5                                   80%
                               6 or more                              100%

7. By substituting the following for Section 9.5 in Article 9. WITHDRAWALS AND LOANS DURING PARTICIPATION:

         "9.5 Withdrawal for Terminal Illness. A Participant may elect to withdraw any amounts attributable to Basic Employer Contributions, Matching Contributions made for Plan Years beginning before January 1, 2000, Optional Employer Contributions, Special Employer Contributions and Employer Stock Amounts only upon a determination by the Plan Administrator that such Participant has a terminal illness, which shall mean a physical condition which, more likely than not, will result in the Participant's death, even with medical treatment, within 12 months from the date of the Participant's request for the withdrawal. Such determination shall be made by the Plan Administrator based upon a medical opinion from a licensed physician acceptable to the Plan Administrator."

In witness whereof, the Employer hereby causes this amendment to be executed on this 15th day of December, 1999.

                                    Employer: Tractor Supply Company



                                    By:    /s/ Daisy L. Vanderlinde
                                          ------------------------------------

                                    Title:   Vice President-Human Resources
                                             ---------------------------------